UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period:	July 1, 2015 – December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Semiannual report
12|31|15

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Small Cap Growth Fund

Seeking small companies with the potential to grow and prosper

Small companies offer many potential advantages for investors. They tend to be flexible and innovative, and often are able to expand their earnings at faster rates than large companies. Small companies can be start-ups or several years old, but they generally offer a product or service that fills a well-defined need in the marketplace. Putnam Small Cap Growth Fund Portfolio Manager Pam Gao researches the universe of U.S. small-company stocks, seeking those with promising growth potential.

"Many small companies are in the early stages of their corporate lives and, if successful, may experience significant growth."

Pam Gao, CFA
Portfolio Manager

How are small-cap stocks different?

Small companies can be more nimble than established firms and may be able to move more quickly to develop a new product or service that captures a customer base with little immediate competition.

An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Small-company stocks generally react differently to economic conditions than do large-cap stocks. Including both in your portfolio is one way to diversify your holdings.

Why research matters with small-company investing

Large companies are carefully tracked by Wall Street analysts. As a result, investors can easily find information about these businesses. In the case of smaller companies, however, there are too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam's organization, is key to uncovering opportunities. Pam Gao works closely with a team of equity analysts who carefully monitor small companies and their financial health and growth prospects.

2 Small Cap Growth Fund

Small Cap Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Small Cap Growth Fund

Interview with your fund’s portfolio manager

Pam, what can you tell us about investing conditions for the six-month reporting period ended December 31, 2015?

After a calm start to the period, volatility in the U.S. stock market picked up considerably in late summer, most notably in August, with some of the biggest swings in the history of the market, including a historic 1,000-point intraday plunge for the Dow Jones Industrial Average on August 24. For the first time since 2011, major U.S. stock market indexes experienced a correction, defined as a decline of 10% or more from a recent high.

Investors were concerned about a number of issues, including still-volatile oil prices and severe declines in energy stocks, as well as worries across global financial markets about an economic slowdown in China. In addition, the strengthening U.S. dollar hurt the earnings of U.S. companies that depend on non-U.S. markets for revenue. The U.S. stock market overall recovered from its August lows, but remained unsettled. In addition to weakness in commodity prices and China’s economy, there was uncertainty about the timing and extent of U.S. Federal Reserve action on interest rates. The Fed’s long-anticipated initial move came in December, when it raised short-term rates by 0.25%, the first such increase in almost a decade.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/15. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Growth Fund	5

How did small-cap growth stocks and the fund perform for the period?

Small-cap growth stocks, which are the focus of this fund, fared much worse than other types of stocks. For the six-month period, the overall U.S. stock market, as measured by the S&P 500 Index, eked out a gain of 0.15%. However, small-company growth stocks declined more than 9% for the six-month period.

It was also a challenging six-month period for the fund, which posted a return of –10.51%. The fund underperformed its benchmark, the Russell 2000 Growth Index, which returned –9.31%, and funds in its peer group, Lipper Small-Cap Growth Funds, which returned an average of –9.49%.

Within the fund’s portfolio, what were some holdings that hurt performance for the period?

The top three detractors were in the health-care sector, which has been under increased scrutiny and the subject of negative publicity as the U.S. presidential election approaches and candidates debate prescription drug affordability.

This difficult backdrop took a toll on fund holding Jazz Pharmaceuticals, a specialty drug company best known for Xyrem, a drug for the treatment of narcolepsy, and Anacor Pharmaceuticals, a biopharmaceutical company that is having success with Crisaborole, a product in development for the treatment for atopic dermatitis.

Another top detractor for the period was the stock of specialty drug firm AMAG Pharmaceuticals, which was the best-performing fund holding in the previous fiscal year. The company, which focuses on treatments for anemia and cancer care, announced in September 2014 that it was acquiring Lumara Health, a privately held pharmaceutical company specializing in women’s health, including a product

Allocations are shown as a percentage of the fund’s net assets as of 12/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Growth Fund

designed to reduce the risk of preterm birth. Investors apparently approved of the deal, as AMAG’s stock advanced to a four-year high following the announcement. More recently, however, AMAG’s key product, Makena, a drug designed to prevent preterm birth, faced the threat of generic competition, and AMAG stock declined considerably during the latter half of 2015.

Could you discuss some holdings that helped performance for the period?

Among the top-performing fund holdings was Prothena, an Ireland-based biotech-nology company. The company focuses on the discovery and development of antibodies for the treatment of diseases. The stock performed well after the company announced positive results from a clinical trial of its experimental Parkinson’s disease drug. Early data for another key product, for the treatment of amyloidosis, is also encouraging and has been a key driver of Prothena’s stock price.

Another highlight for the period was Gray Television, an owner and operator of TV stations in several U.S. markets. In the past few years, the company has made a series of acquisitions, which we view as an important growth strategy in broadcast television. Following its most recent acquisition, Gray will own 175 TV stations in 50 markets. The company has benefited from its focus on smaller markets, where many of its stations rank first or second in ratings.

Another fund holding that performed well was U.S. Concrete, a producer of ready-mixed concrete for commercial, industrial, and residential markets. U.S. Concrete operates in

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Growth Fund	7

attractive, high-growth geographic areas and has strong competitive positioning in these markets, in our view. We believe the macroeconomic backdrop for construction remains positive and U.S. Concrete appears poised for continued sales growth with the ability to generate healthy free-cash flows.

As the fund enters the second half of its fiscal year, what is your outlook?

We believe uncertainty and volatility are likely to persist for the U.S. stock market. At the close of 2015, oil prices remained turbulent, and in early 2016, they hit a 12-year low. At the same time, however, we believe there are positive trends in the U.S. economy, such as a strengthening housing market and unemployment at its lowest rate in years. In terms of corporate earnings growth, however, we may see continued weakness due to energy sector struggles and anxiety over slowing emerging-market economies. Regardless of the macroeconomic environment, we will stay focused on our research and our investment process of targeting smaller companies that, in our view, have sound business models and steadily growing cash flows.

Thank you, Pam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Growth Fund

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University. Pam has been in the investment industry since she joined Putnam in 2000.

IN THE NEWS

The world’s two largest automobile markets — the United States and China — have each experienced an outstanding year for car sales. Cheap gas prices, low interest rates, and decreasing unemployment all enticed an uptick in U.S. car sales. Americans purchased 1.7 million cars and trucks in December 2015, pushing annual sales in 2015 for those vehicles to a record 17.5 million, surpassing the previous record high of 17.35 million units in 2000, according to industry research firm Edmunds.com. Meanwhile, in China, a tax cut in the fourth quarter of 2015 resulted in increased global auto sales, and offered a much-needed boost to the world’s second-largest economy. Chinese consumers were incentivized when the government slashed its sales tax in half, to 5%, on vehicles with engines of 1.6 liters or less, representing nearly 70% of all new car sales in 2015, according to the China Association of Automobile Manufacturers. Global vehicle sales reached a seasonally adjusted annualized record high of 75.4 million in November 2015, according to JPMorgan. This figure eclipsed the previous record high of 75.1 million vehicles sold worldwide, set in December 2014.

Small Cap Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(6/29/15)	(11/3/03)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	10.31%	9.94%	9.94%	9.94%	9.48%	9.48%	9.76%	9.55%	10.04%	10.50%	10.49%

10 years	60.46	51.24	51.59	51.59	48.82	48.82	52.73	47.39	56.59	64.67	64.56
Annual average	4.84	4.22	4.25	4.25	4.06	4.06	4.33	3.96	4.59	5.11	5.11

5 years	60.67	51.43	55.26	53.26	54.81	54.81	56.74	51.26	58.78	62.81	62.70
Annual average	9.95	8.65	9.20	8.91	9.13	9.13	9.41	8.63	9.69	10.24	10.22

3 years	46.24	37.83	43.04	40.04	43.01	43.01	44.09	39.05	45.20	47.48	47.38
Annual average	13.51	11.29	12.67	11.88	12.67	12.67	12.95	11.62	13.24	13.83	13.80

1 year	–2.82	–8.41	–3.56	–8.38	–3.54	–4.50	–3.30	–6.68	–3.04	–2.51	–2.58

6 months	–10.51	–15.66	–10.87	–15.33	–10.84	–11.73	–10.73	–13.85	–10.59	–10.31	–10.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Small Cap Growth Fund

Comparative index returns For periods ended 12/31/15

		Lipper Small-Cap Growth
	Russell 2000 Growth Index	Funds category average*

Annual average (life of fund)	5.75%	7.17%

10 years	114.92	99.90
Annual average	7.95	7.04

5 years	66.04	58.47
Annual average	10.67	9.53

3 years	49.24	42.55
Annual average	14.28	12.48

1 year	–1.38	–2.18

6 months	–9.31	–9.49

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/15, there were 577, 560, 491, 438, 312, and 121 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/15

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

6/30/15	$32.34	$34.31	$29.16	$29.05	$30.20	$31.30	$31.44	$33.28	$33.29

12/31/15	28.94	30.71	25.99	25.90	26.96	27.94	28.11	29.85	29.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Growth Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/15	1.21%	1.96%	1.96%	1.71%	1.46%	0.81%*	0.96%

Annualized expense ratio for
the six-month period ended
12/31/15†	1.21%	1.96%	1.96%	1.71%	1.46%	0.81%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

† Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/15 to 12/31/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.76	$9.32	$9.32	$8.14	$6.95	$3.86	$4.58

Ending value (after expenses)	$894.90	$891.30	$891.60	$892.70	$894.10	$896.90	$896.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Small Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/15, use the following calculation method. To find the value of your investment on 7/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.14	$9.93	$9.93	$8.67	$7.41	$4.12	$4.88

Ending value (after expenses)	$1,019.05	$1,015.28	$1,015.28	$1,016.54	$1,017.80	$1,021.06	$1,020.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Small Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $129,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Small Cap Growth Fund

The fund’s portfolio 12/31/15 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (0.9%)
Cubic Corp.	16,100	$760,725

Engility Holdings, Inc.	19,100	620,368

		1,381,093
Air freight and logistics (0.3%)
XPO Logistics, Inc. † S	14,600	397,850

		397,850
Airlines (0.4%)
Virgin America, Inc. S	17,300	622,973

		622,973
Auto components (2.1%)
American Axle & Manufacturing Holdings, Inc. †	28,900	547,366

Cooper Tire & Rubber Co.	17,500	662,375

Cooper-Standard Holding, Inc. † S	8,400	651,756

Visteon Corp. †	12,700	1,454,150

		3,315,647
Banks (2.1%)
Customers Bancorp, Inc. †	23,700	645,114

FCB Financial Holdings, Inc. Class A †	19,400	694,326

First BanCorp. (Puerto Rico) †	170,300	553,475

First NBC Bank Holding Co. † S	13,100	489,809

Renasant Corp.	23,727	816,446

		3,199,170
Biotechnology (13.0%)
ACADIA Pharmaceuticals, Inc. †	21,100	752,215

AMAG Pharmaceuticals, Inc. †	48,925	1,477,046

Anacor Pharmaceuticals, Inc. †	4,400	497,068

Applied Genetic Technologies Corp. †	23,900	487,560

Ardelyx, Inc. † S	24,500	443,940

ARIAD Pharmaceuticals, Inc. †	48,900	305,625

Biospecifics Technologies Corp. †	11,076	475,936

Celldex Therapeutics, Inc. † S	22,200	348,096

Cepheid †	6,000	219,180

Dynavax Technologies Corp. †	34,360	830,138

Eagle Pharmaceuticals, Inc. † S	3,700	328,079

Emergent BioSolutions, Inc. † S	15,900	636,159

FivePrime Therapeutics, Inc. †	15,600	647,400

Halozyme Therapeutics, Inc. †	25,800	447,114

Immune Design Corp. †	16,211	325,517

Inotek Pharmaceuticals Corp. † S	24,565	278,321

Insys Therapeutics, Inc. † S	22,990	658,204

Ionis Pharmaceuticals, Inc. † S	6,300	390,159

Ligand Pharmaceuticals, Inc.	4,600	498,732

Merrimack Pharmaceuticals, Inc. † S	59,300	468,470

MiMedx Group, Inc. † S	52,600	492,862

Myriad Genetics, Inc. † S	10,200	440,232

Neurocrine Biosciences, Inc. †	24,300	1,374,651

Novavax, Inc. † S	28,900	242,471

OncoMed Pharmaceuticals, Inc. † S	11,600	261,464

Ophthotech Corp. †	13,100	1,028,743

Small Cap Growth Fund	17

COMMON STOCKS (98.3%)* cont.	Shares	Value

Biotechnology cont.
Portola Pharmaceuticals, Inc. †	7,400	$380,730

Prothena Corp. PLC (Ireland) † S	24,001	1,634,708

PTC Therapeutics, Inc. † S	14,200	460,080

Repligen Corp. † S	33,574	949,808

Sage Therapeutics, Inc. †	6,000	349,800

TESARO, Inc. † S	20,500	1,072,560

Tokai Pharmaceuticals, Inc. † S	7,500	65,400

Trevena, Inc. †	32,800	344,400

Ultragenyx Pharmaceutical, Inc. †	2,900	325,322

uniQure NV (Netherlands) † S	15,800	261,332

		20,199,522
Building products (2.0%)
CaesarStone Sdot-Yam, Ltd. (Israel) †	15,800	684,772

Continental Building Products, Inc. †	34,000	593,640

Patrick Industries, Inc. †	17,900	778,650

PGT, Inc. †	72,200	822,358

Trex Co., Inc. †	7,600	289,104

		3,168,524
Capital markets (0.4%)
Lazard, Ltd. Class A	13,700	616,637

		616,637
Chemicals (2.4%)
American Vanguard Corp.	38,500	539,385

Innophos Holdings, Inc.	8,961	259,690

Innospec, Inc.	20,433	1,109,716

LSB Industries, Inc. †	14,900	108,025

Minerals Technologies, Inc.	7,900	362,294

Scotts Miracle-Gro Co. (The) Class A	11,300	728,963

Trinseo SA † S	20,000	564,000

		3,672,073
Commercial services and supplies (1.3%)
G&K Services, Inc. Class A	7,900	496,910

KAR Auction Services, Inc.	12,625	467,504

MSA Safety, Inc.	10,242	445,220

Tetra Tech, Inc.	20,600	536,012

		1,945,646
Communications equipment (2.0%)
CalAmp Corp. † S	51,893	1,034,227

Ciena Corp. †	9,600	198,624

Infinera Corp. † S	23,700	429,444

Ixia †	32,900	408,947

Netscout Systems, Inc. †	5,518	169,403

ShoreTel, Inc. †	62,700	554,895

Ubiquiti Networks, Inc. † S	11,200	354,928

		3,150,468
Construction and engineering (1.1%)
Argan, Inc.	18,700	605,880

Chicago Bridge & Iron Co. NV S	6,700	261,233

MasTec, Inc. †	45,800	796,004

		1,663,117

18	Small Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Construction materials (0.7%)
U.S. Concrete, Inc. † S	19,400	$1,021,604

		1,021,604
Consumer finance (0.3%)
Encore Capital Group, Inc. † S	8,675	252,269

PRA Group, Inc. † S	7,595	263,471

		515,740
Diversified consumer services (1.5%)
2U, Inc. † S	22,300	623,954

Bright Horizons Family Solutions, Inc. †	12,653	845,220

Grand Canyon Education, Inc. †	14,185	569,102

LifeLock, Inc. † S	24,700	354,445

		2,392,721
Diversified telecommunication services (2.0%)
Cincinnati Bell, Inc. †	133,600	480,960

Cogent Communications Holdings, Inc. S	23,600	818,684

IDT Corp. Class B	25,300	294,998

inContact, Inc. †	77,300	737,442

Inteliquent, Inc.	45,957	816,656

		3,148,740
Electrical equipment (1.0%)
AZZ, Inc.	11,786	654,948

EnerSys	15,466	865,013

		1,519,961
Electronic equipment, instruments, and components (1.3%)
Jabil Circuit, Inc.	21,400	498,406

MTS Systems Corp.	6,591	417,935

Plexus Corp. †	14,900	520,308

SYNNEX Corp.	6,800	611,524

		2,048,173
Energy equipment and services (0.3%)
Matrix Service Co. †	21,713	445,985

		445,985
Food and staples retail (0.2%)
Andersons, Inc. (The)	8,800	278,344

		278,344
Food products (1.9%)
Cal-Maine Foods, Inc. S	9,100	421,694

Farmer Bros. Co. †	13,000	419,510

John B. Sanfilippo & Son, Inc.	16,200	875,286

Pinnacle Foods, Inc.	16,200	687,852

Sanderson Farms, Inc. S	7,200	558,144

		2,962,486
Health-care equipment and supplies (7.3%)
Accuray, Inc. † S	57,460	387,855

Alere, Inc. †	25,285	988,391

AtriCure, Inc. † S	16,514	370,574

Conmed Corp.	10,343	455,609

DexCom, Inc. †	14,079	1,153,070

Entellus Medical, Inc. † S	14,400	242,784

Globus Medical, Inc. Class A †	25,404	706,739

Greatbatch, Inc. †	15,827	830,918

ICU Medical, Inc. †	11,595	1,307,684

Small Cap Growth Fund	19

COMMON STOCKS (98.3%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Insulet Corp. †	17,800	$673,018

OraSure Technologies, Inc. † S	78,600	506,184

Rockwell Medical, Inc. † S	48,000	491,520

Spectranetics Corp. (The) † S	25,400	382,524

STAAR Surgical Co. † S	43,300	309,162

STERIS PLC (United Kingdom)	7,107	535,441

TransEnterix, Inc. † S	160,200	397,296

West Pharmaceutical Services, Inc.	13,900	837,058

Zeltiq Aesthetics, Inc. †	26,500	756,045

		11,331,872
Health-care providers and services (5.3%)
AmSurg Corp. †	11,002	836,152

Centene Corp. †	11,710	770,635

Chemed Corp.	10,856	1,626,229

Health Net, Inc. †	8,900	609,294

HealthEquity, Inc. †	10,500	263,235

HealthSouth Corp.	18,510	644,333

Landauer, Inc.	13,500	444,420

Molina Healthcare, Inc. †	3,700	222,481

Providence Service Corp. (The) †	9,868	463,007

RadNet, Inc. †	73,700	455,466

Select Medical Holdings Corp.	43,200	514,512

Surgical Care Affiliates, Inc. †	17,800	708,618

Team Health Holdings, Inc. †	7,900	346,731

WellCare Health Plans, Inc. †	5,100	398,871

		8,303,984
Health-care technology (0.8%)
Imprivata, Inc. † S	46,800	528,840

Veeva Systems, Inc. Class A † S	22,300	643,355

		1,172,195
Hotels, restaurants, and leisure (2.0%)
Brinker International, Inc.	12,000	575,400

Cedar Fair LP	9,600	536,064

Marcus Corp. (The)	15,781	299,366

Papa John’s International, Inc.	10,892	608,536

Penn National Gaming, Inc. †	26,900	430,938

Sonic Corp.	18,900	610,659

		3,060,963
Household durables (0.3%)
Ethan Allen Interiors, Inc.	19,387	539,346

		539,346
Insurance (2.9%)
Amtrust Financial Services, Inc.	13,500	831,330

Employers Holdings, Inc.	31,200	851,760

Federated National Holding Co.	28,300	836,548

HCI Group, Inc. S	14,200	494,870

Heritage Insurance Holdings, Inc. †	31,500	687,330

United Insurance Holdings Corp.	44,000	752,400

		4,454,238

20	Small Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Internet and catalog retail (0.2%)
Shutterfly, Inc. †	5,429	$241,916

		241,916
Internet software and services (1.5%)
Apigee Corp. †	46,300	371,789

Cornerstone OnDemand, Inc. †	14,600	504,138

IntraLinks Holdings, Inc. †	31,900	289,333

Monster Worldwide, Inc. †	110,200	631,446

Web.com Group, Inc. †	26,400	528,264

		2,324,970
IT Services (2.1%)
Cardtronics, Inc. † S	12,800	430,720

CSG Systems International, Inc. S	15,600	561,288

Heartland Payment Systems, Inc.	9,300	881,826

MAXIMUS, Inc.	9,935	558,844

NeuStar, Inc. Class A † S	14,500	347,565

VeriFone Systems, Inc. †	18,100	507,162

		3,287,405
Leisure products (1.3%)
Brunswick Corp.	10,100	510,151

Malibu Boats, Inc. Class A †	25,100	410,887

MCBC Holdings, Inc. †	22,236	304,633

Smith & Wesson Holding Corp. †	38,400	844,032

		2,069,703
Life sciences tools and services (0.9%)
Cambrex Corp. †	14,900	701,641

Charles River Laboratories International, Inc. †	9,100	731,549

		1,433,190
Machinery (2.3%)
Altra Industrial Motion Corp.	15,221	381,743

Greenbrier Cos., Inc. (The) S	9,400	306,628

Kadant, Inc.	11,779	478,345

Standex International Corp.	12,496	1,039,042

Wabash National Corp. †	54,600	645,918

Woodward, Inc.	16,400	814,424

		3,666,100
Marine (0.3%)
Matson, Inc.	10,753	458,400

		458,400
Media (3.1%)
Carmike Cinemas, Inc. †	21,631	496,215

Discovery Communications, Inc. Class A †	21,800	581,624

Gray Television, Inc. †	48,123	784,405

Lions Gate Entertainment Corp.	21,041	681,518

Live Nation Entertainment, Inc. †	19,200	471,744

National CineMedia, Inc.	32,600	512,146

Nexstar Broadcasting Group, Inc. Class A	10,866	637,834

Regal Entertainment Group Class A S	34,200	645,354

		4,810,840
Multiline retail (0.2%)
Big Lots, Inc.	9,000	346,860

		346,860

Small Cap Growth Fund	21

COMMON STOCKS (98.3%)* cont.	Shares	Value

Oil, gas, and consumable fuels (1.3%)
Callon Petroleum Co. †	90,560	$755,270

Delek US Holdings, Inc.	15,800	388,680

Diamondback Energy, Inc. †	5,032	336,641

EP Energy Corp. Class A † S	31,400	137,532

Gulfport Energy Corp. †	8,110	199,263

SM Energy Co.	7,700	151,382

		1,968,768
Paper and forest products (0.3%)
KapStone Paper and Packaging Corp.	20,800	469,872

		469,872
Personal products (0.6%)
Coty, Inc. Class A	21,900	561,297

Nutraceutical International Corp. †	17,300	446,686

		1,007,983
Pharmaceuticals (6.1%)
Akorn, Inc.	14,500	540,995

Cardiome Pharma Corp. (Canada) †	164,200	1,331,662

Catalent, Inc. †	17,500	438,025

Depomed, Inc. †	15,600	282,828

Impax Laboratories, Inc. †	6,900	295,044

Jazz Pharmaceuticals PLC †	16,566	2,328,516

Lannett Co., Inc. † S	23,200	930,784

Pacira Pharmaceuticals, Inc. † S	12,400	952,196

POZEN, Inc. †	73,400	501,322

Prestige Brands Holdings, Inc. †	15,540	799,999

Sucampo Pharmaceuticals, Inc. Class A †	41,900	724,451

Supernus Pharmaceuticals, Inc. †	24,200	325,248

		9,451,070
Professional services (1.9%)
Barrett Business Services, Inc.	7,300	317,842

CEB, Inc.	7,273	446,489

Kforce, Inc.	24,480	618,854

Korn/Ferry International	13,700	454,566

On Assignment, Inc. †	11,721	526,859

TrueBlue, Inc. †	10,077	259,584

WageWorks, Inc. †	7,400	335,738

		2,959,932
Real estate investment trusts (REITs) (2.1%)
Communications Sales & Leasing, Inc.	39,000	728,910

Geo Group, Inc. (The)	43,300	1,251,803

National Health Investors, Inc.	10,900	663,483

Omega Healthcare Investors, Inc.	19,700	689,106

		3,333,302
Real estate management and development (0.5%)
RE/MAX Holdings, Inc. Class A	20,300	757,190

		757,190
Road and rail (0.4%)
Avis Budget Group, Inc. † S	16,200	587,898

		587,898
Semiconductors and semiconductor equipment (6.4%)
Advanced Energy Industries, Inc. †	25,100	708,573

Ambarella, Inc. † S	9,300	518,382

22	Small Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Applied Micro Circuits Corp. †	58,000	$369,460

Cavium, Inc. †	9,022	592,836

CEVA, Inc. †	39,735	928,210

Cirrus Logic, Inc. †	7,000	206,710

Cypress Semiconductor Corp. †	75,900	744,579

DSP Group, Inc. †	50,400	475,776

Integrated Device Technology, Inc. †	15,500	408,425

Intersil Corp. Class A	25,100	320,276

Lattice Semiconductor Corp. † S	109,500	708,465

Mellanox Technologies, Ltd. (Israel) †	13,949	587,811

Microsemi Corp. †	17,001	554,063

Monolithic Power Systems, Inc.	9,100	579,761

ON Semiconductor Corp. †	64,400	631,120

Power Integrations, Inc.	11,100	539,793

Semtech Corp. †	8,911	168,596

Silicon Laboratories, Inc. †	6,000	291,240

Synaptics, Inc. †	8,337	669,795

		10,003,871
Software (6.2%)
A10 Networks, Inc. †	55,800	366,048

Aspen Technology, Inc. †	15,406	581,731

AVG Technologies NV (Netherlands) †	27,091	543,175

Barracuda Networks, Inc. †	19,800	369,864

Blackbaud, Inc.	13,400	882,524

Gigamon, Inc. †	9,400	249,758

Manhattan Associates, Inc. †	11,352	751,162

Mentor Graphics Corp.	33,167	610,936

MobileIron, Inc. † S	77,500	279,775

Paylocity Holding Corp. †	9,700	393,335

Proofpoint, Inc. † S	13,900	903,639

PROS Holdings, Inc. †	16,700	384,768

QAD, Inc. Class A	29,700	609,444

Qlik Technologies, Inc. †	12,900	408,414

Qualys, Inc. †	8,000	264,720

Synchronoss Technologies, Inc. † S	13,800	486,174

Tyler Technologies, Inc. †	5,496	958,063

Verint Systems, Inc. †	14,750	598,260

		9,641,790
Specialty retail (1.9%)
Ascena Retail Group, Inc. †	33,700	331,945

Caleres, Inc.	22,308	598,301

Children’s Place, Inc. (The)	5,700	314,640

Conn’s, Inc. † S	13,100	307,457

DSW, Inc. Class A	14,900	355,514

Express, Inc. † S	28,400	490,752

GNC Holdings, Inc. Class A	12,400	384,648

Men’s Wearhouse, Inc. (The)	12,300	180,564

		2,963,821

Small Cap Growth Fund	23

COMMON STOCKS (98.3%)* cont.	Shares	Value

Technology hardware, storage, and peripherals (0.5%)
QLogic Corp. †	61,400	$749,080

		749,080
Textiles, apparel, and luxury goods (1.4%)
Coach, Inc.	14,900	487,677

Oxford Industries, Inc.	5,677	362,306

Sequential Brands Group, Inc. † S	35,921	284,135

Steven Madden, Ltd. † S	13,090	395,580

Tumi Holdings, Inc. †	26,600	442,358

Wolverine World Wide, Inc.	17,900	299,109

		2,271,165
Thrifts and mortgage finance (0.6%)
BofI Holding, Inc. † S	28,788	605,987

Essent Group, Ltd. †	18,000	394,020

		1,000,007
Trading companies and distributors (0.4%)
Beacon Roofing Supply, Inc. †	15,800	650,644

		650,644

Total common stocks (cost $136,436,450)		$152,984,849

SHORT-TERM INVESTMENTS (18.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.44% [d]	26,428,767	$26,428,767

Putnam Short Term Investment Fund 0.33% L	1,675,196	1,675,196

Total short-term investments (cost $28,103,963)		$28,103,963

TOTAL INVESTMENTS

Total investments (cost $164,540,413)		$181,088,812

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $155,560,874.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

24	Small Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$22,012,982	$—	$—

Consumer staples	4,248,813	—	—

Energy	2,414,753	—	—

Financials	13,876,284	—	—

Health care	51,891,833	—	—

Industrials	19,022,138	—	—

Information technology	31,205,757	—	—

Materials	5,163,549	—	—

Telecommunication services	3,148,740	—	—

Total common stocks	152,984,849	—	—
Short-term investments	1,675,196	26,428,767	—

Totals by level	$154,660,045	$26,428,767	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund	25

Statement of assets and liabilities 12/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $25,528,403 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $136,436,450)	$152,984,849
Affiliated issuers (identified cost $28,103,963) (Notes 1 and 5)	28,103,963

Dividends, interest and other receivables	103,546

Receivable for shares of the fund sold	712,190

Receivable for investments sold	559,965

Prepaid assets	52,689

Total assets	182,517,202

LIABILITIES

Payable for shares of the fund repurchased	176,951

Payable for compensation of Manager (Note 2)	79,182

Payable for custodian fees (Note 2)	7,761

Payable for investor servicing fees (Note 2)	45,724

Payable for Trustee compensation and expenses (Note 2)	68,572

Payable for administrative services (Note 2)	1,193

Payable for distribution fees (Note 2)	95,602

Collateral on securities loaned, at value (Note 1)	26,428,767

Other accrued expenses	52,576

Total liabilities	26,956,328

Net assets	$155,560,874

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$171,436,219

Accumulated net investment loss (Note 1)	(481,861)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(31,941,883)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,548,399

Total — Representing net assets applicable to capital shares outstanding	$155,560,874

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($117,353,108 divided by 4,054,896 shares)	$28.94

Offering price per class A share (100/94.25 of $28.94)*	$30.71

Net asset value and offering price per class B share ($2,033,057 divided by 78,211 shares)**	$25.99

Net asset value and offering price per class C share ($9,175,656 divided by 354,285 shares)**	$25.90

Net asset value and redemption price per class M share ($1,241,793 divided by 46,065 shares)	$26.96

Offering price per class M share (100/96.50 of $26.96)*	$27.94

Net asset value, offering price and redemption price per class R share
($7,925,383 divided by 281,975 shares)	$28.11

Net asset value, offering price and redemption price per class R6 share
($7,345,612 divided by 246,105 shares)	$29.85

Net asset value, offering price and redemption price per class Y share
($10,486,265 divided by 351,535 shares)	$29.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26	Small Cap Growth Fund

Statement of operations Six months ended 12/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $831)	$553,462

Interest (including interest income of $1,392 from investments in affiliated issuers) (Note 5)	1,409

Securities lending (Note 1)	166,194

Total investment income	721,065

EXPENSES

Compensation of Manager (Note 2)	489,182

Investor servicing fees (Note 2)	159,168

Custodian fees (Note 2)	10,062

Trustee compensation and expenses (Note 2)	5,726

Distribution fees (Note 2)	241,974

Administrative services (Note 2)	2,677

Other	107,364

Total expenses	1,016,153

Expense reduction (Note 2)	(6,506)

Net expenses	1,009,647

Net investment loss	(288,582)

Net realized loss on investments (Notes 1 and 3)	(283,347)

Net realized gain on foreign currency transactions (Note 1)	15

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(58)

Net unrealized depreciation of investments during the period	(17,901,131)

Net loss on investments	(18,184,521)

Net decrease in net assets resulting from operations	$(18,473,103)

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund	27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/15*	Year ended 6/30/15

Operations:
Net investment loss	$(288,582)	$(548,760)

Net realized gain (loss) on investments
and foreign currency transactions	(283,332)	22,386,276

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(17,901,189)	(5,645,545)

Net increase (decrease) in net assets resulting
from operations	(18,473,103)	16,191,971

Increase (decrease) from capital share transactions (Note 4)	2,391,773	(3,997,827)

Total increase (decrease) in net assets	(16,081,330)	12,194,144

NET ASSETS

Beginning of period	171,642,204	159,448,060

End of period (including accumulated net investment loss
of $481,861 and $193,279, respectively)	$155,560,874	$171,642,204

* Unaudited.

The accompanying notes are an integral part of these financial statements.

28	Small Cap Growth Fund

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Small Cap Growth Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
December 31, 2015**	$32.34	(.05)	(3.35)	(3.40)	—	—	—	—	$28.94	(10.51)*	$117,353	.61*	(.16)*	29*
June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	—	32.34	11.02	130,125	1.21	(.31)	91
June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	—	29.13	26.82	124,234	1.24	(.55)	57
June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	—[d]	—	22.97	25.58	101,158	1.25	.50	98
June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	—[d]	—[d,e]	18.37	(7.92)	90,494	1.31	(.57)	141
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	—[d]	—[d,f]	19.95	45.62	115,410	1.32	(.50)	108

Class B
December 31, 2015**	$29.16	(.14)	(3.03)	(3.17)	—	—	—	—	$25.99	(10.87)*	$2,033	.99*	(.53)*	29*
June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91
June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57
June 30, 2013	16.86	(.06)	4.23	4.17	—	—	—[d]	—	21.03	24.73	679	2.00	(.30)	98
June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	—[d]	—[d,e]	16.86	(8.37)	195	1.70g	(.97)[g]	141
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	—[d]	—[d,f]	18.40	44.54	4,140	2.07	(1.25)	108

Class C
December 31, 2015**	$29.05	(.15)	(3.00)	(3.15)	—	—	—	—	$25.90	(10.84)*	$9,176	.99*	(.54)*	29*
June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91
June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57
June 30, 2013	16.80	(.05)	4.20	4.15	—	—	—[d]	—	20.95	24.70	5,703	2.00	(.26)	98
June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	—[d]	—[d,e]	16.80	(8.65)	4,955	2.06	(1.32)	141
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	—[d]	—[d,f]	18.39	44.58	6,642	2.07	(1.25)	108

Class M
December 31, 2015**	$30.20	(.12)	(3.12)	(3.24)	—	—	—	—	$26.96	(10.73)*	$1,242	.86*	(.41)*	29*
June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	—	30.20	10.46	1,482	1.71	(.80)	91
June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57
June 30, 2013	17.33	—d	4.34	4.34	—	—	—[d]	—	21.67	25.04	1,024	1.75	.02	98
June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	—[d]	—[d,e]	17.33	(8.45)	1,058	1.81	(1.06)	141
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	—[d]	—[d,f]	18.93	44.95	1,256	1.82	(1.00)	108

Class R
December 31, 2015**	$31.44	(.09)	(3.24)	(3.33)	—	—	—	—	$28.11	(10.59)*	$7,925	.73*	(.29)*	29*
June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	—	31.44	10.70	10,710	1.46	(.55)	91
June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	—	28.40	26.50	10,707	1.49	(.81)	57
June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	—[d]	—	22.45	25.32	9,279	1.50	.24	98
June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	—[d]	—[d,e]	17.95	(8.18)	7,916	1.56	(.82)	141
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	—[d]	—[d,f]	19.55	45.25	9,018	1.57	(.76)	108

Class R6
December 31, 2015**	$33.28	.03	(3.46)	(3.43)	—	—	—	—	$29.85	(10.31)*	$7,346	.41*	.10*	29*
June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	—	33.28	.97*	10	—*[h]	—*[h]	91

Class Y
December 31, 2015**	$33.29	(.02)	(3.44)	(3.46)	—	—	—	—	$29.83	(10.39)*	$10,486	.48*	(.05)*	29*
June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	—	33.29	11.30	17,112.96		(.06)	91
June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	—	29.91	27.11	13,433.99		(.30)	57
June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	—[d]	—	23.53	25.95	10,013	1.00	.74	98
June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	—[d]	—[d,e]	18.81	(7.75)	7,733	1.06	(.32)	141
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	—[d]	—[d,f]	20.39	45.96	9,653	1.07	(.24)	108

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Small Cap Growth Fund	Small Cap Growth Fund	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

h Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

32	Small Cap Growth Fund

Notes to financial statements 12/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2015 through December 31, 2015.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2015, the index was composed of companies having market capitalizations of between $5.43 million and $16.98 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Small Cap Growth Fund	33

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized

34	Small Cap Growth Fund

between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $26,428,767 and the value of securities loaned amounted to $25,528,403.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Small Cap Growth Fund	35

At June 30, 2015, the fund had a capital loss carryover of $31,594,824 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$31,594,824	N/A	$31,594,824	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $193,512 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2015 and June 30, 2015, and (ii) specified ordinary and currency losses recognized during the period between November 1, 2014 and June 30, 2015), to its fiscal year ending June 30, 2016.

The aggregate identified cost on a tax basis is $164,604,140, resulting in gross unrealized appreciation and depreciation of $29,147,805 and $12,663,133, respectively, or net unrealized appreciation of $16,484,672.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have

36	Small Cap Growth Fund

declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.312% of the fund’s average net assets before a decrease of $14,281 (0.009% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$123,753	Class R	9,072

Class B	1,929	Class R6	1,409

Class C	10,209	Class Y	11,453

Class M	1,343	Total	$159,168

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $150 under the expense offset arrangements and by $6,356 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $95, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Small Cap Growth Fund	37

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$153,936	Class M	5,017

Class B	9,592	Class R	22,606

Class C	50,823	Total	$241,974

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,262 and $113 from the sale of class A and class M shares, respectively, and received $581 and $1,096 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$51,046,723	$46,360,216

U.S. government securities (Long-term)	—	—

Total	$51,046,723	$46,360,216

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38	Small Cap Growth Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/15		Year ended 6/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	378,643	$11,474,936	496,591	$14,890,081

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	378,643	11,474,936	496,591	14,890,081

Shares repurchased	(347,666)	(10,390,189)	(737,447)	(21,601,621)

Net increase (decrease)	30,977	$1,084,747	(240,856)	$(6,711,540)

	Six months ended 12/31/15		Year ended 6/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	16,073	$429,666	19,148	$523,084

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	16,073	429,666	19,148	523,084

Shares repurchased	(3,401)	(92,118)	(13,310)	(351,477)

Net increase	12,672	$337,548	5,838	$171,607

	Six months ended 12/31/15		Year ended 6/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	105,748	$2,918,251	102,601	$2,930,126

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	105,748	2,918,251	102,601	2,930,126

Shares repurchased	(105,752)	(2,796,466)	(55,297)	(1,472,112)

Net increase (decrease)	(4)	$121,785	47,304	$1,458,014

	Six months ended 12/31/15		Year ended 6/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	4,257	$122,683	7,639	$222,915

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	4,257	122,683	7,639	222,915

Shares repurchased	(7,281)	(208,412)	(9,788)	(274,611)

Net decrease	(3,024)	$(85,729)	(2,149)	$(51,696)

	Six months ended 12/31/15		Year ended 6/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	31,411	$914,949	67,495	$1,961,722

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	31,411	914,949	67,495	1,961,722

Shares repurchased	(90,048)	(2,639,408)	(103,940)	(3,056,403)

Net decrease	(58,637)	$(1,724,459)	(36,445)	$(1,094,681)

Small Cap Growth Fund	39

			For the period 6/29/15
			(commencement of operations)
	Six months ended 12/31/15		to 6/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	254,928	$8,287,910	303	$10,000

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	254,928	8,287,910	303	10,000

Shares repurchased	(9,126)	(274,521)	—	—

Net increase	245,802	$8,013,389	303	$10,000

	Six months ended 12/31/15		Year ended 6/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	164,061	$5,102,810	187,890	$5,946,764

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	164,061	5,102,810	187,890	5,946,764

Shares repurchased	(326,573)	(10,458,318)	(122,913)	(3,726,295)

Net increase (decrease)	(162,512)	$(5,355,508)	64,977	$2,220,469

At the close of the reporting period, Putnam Investments, LLC owned 303 class R6 shares of the fund (0.12% of class R6 shares outstanding), valued at $9,045.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$5,009,477	$22,498,269	$25,832,550	$1,392	$1,675,196

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40	Small Cap Growth Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Small Cap Growth Fund	41

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

42	Small Cap Growth Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Small Cap Growth Fund	43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44	Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
	Principal Financial Officer	Nancy E. Florek

Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA076
298520 2/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016